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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, Intermediate Term Trust 36, California Trust 179, Florida Trust 95 and Maryland Trust 114

  We consent to the use of our report dated November 8, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /s/ KPMG LLP

                                             KPMG LLP

New York, New York
November 8, 2000